EXHIBIT 23.2



                          Independent Auditors' Consent


The Board of Directors
Brooks Fiber Properties, Inc.:

We consent to the use of our reports on Brooks Fiber Properties, Inc. and Brooks Telecommunications Corporation herein in the Registration Statement on Form S-4.


                                       /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP

St. Louis, Missouri
June 20, 1996